THE ADVISORS’ INNER CIRCLE FUND III

Penn Mutual AM Unconstrained Bond Fund (the “Fund”)

Supplement dated March 8, 2019 to the

Prospectus dated May 22, 2018 (the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, the Fund’s minimum initial investment amount is reduced from $1,000,000 to $25,000. Accordingly, the second sentence in the “Purchase and Sale of Fund Shares” section, and the first sentence under the “Minimum Purchases” heading in the “Purchasing and Selling Fund Shares” section, are hereby deleted and replaced with the following:

To purchase shares of the Fund for the first time, you must invest at least $25,000.

Please retain this supplement for future reference.

PNN-SK-001-0100